EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of Great Ajax Operating Partnership LP (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”:	851 mortgage loans
▪	“Collection Comment Review”:	500 mortgage loans
▪	“Payment History Review”:	500 mortgage loans
▪	“Title Review”:	813 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(5) Value of collateral securing the assets: review and methodology.

Not applicable.

(6) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall

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be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (847 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

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iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (4 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

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(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only

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feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

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AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Collection Comment Review: AMC performed a pre-acquisition review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 24 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review: As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client ordered and provided AMC with current owner’s title searches on the population of mortgage loans. Upon receipt and review of the current owner’s title search results, AMC verified whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

There were 851 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 759 (89.19%) of the mortgage loans had exceptions; however, only 111 (13.04%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 851 mortgage loans reviewed for compliance, 527 were reviewed by AMCD and 324 were reviewed by JCIII. AMCD utilized their current due diligence platform (Clarity – 498 loans) and their legacy due diligence platform (TIGRE – 29 loans) for this review.

COMPLIANCE RESULTS SUMMARY (851 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (851 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	92	10.81%

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B	648	76.15%
C	31	3.64%
D	80	9.40%
Total	851	100.00%

AMC Diligence, LLC - Clarity (498 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	50	10.04%
B	387	77.71%
C	11	2.21%
D	50	10.04%
Total	498	100.00%

AMC Diligence, LLC - TIGRE (29 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	21	72.41%
B	5	17.24%
C	1	3.45%
D	2	6.90%
Total	29	100.00%

JCIII & Associates, LLC (324 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	21	6.48%
B	256	79.01%
C	19	5.86%
D	28	8.64%
Total	324	100.00%

EXCEPTION SUMMARY (851 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC - Clarity (498 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	50
		Total Compliance Grade (D) Exceptions:	50
	C	State Defect	6
		Missing, Incorrect, or Incomplete HUD-1	4

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	Missing Required Data (other than HUD-1 or Note)	1
	Total Compliance Grade (C) Exceptions:	11
B	TILA	301
	Missing Application Date	277
	RESPA	230
	Missing, Incorrect, or Incomplete GFE	149
	FACTA	141
	Missing, Incorrect, or Incomplete Final TIL	81
	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	81
	LTV Test	68
	Missing, Incorrect, or Incomplete Initial TIL	63
	Missing Non-Required Data	35
	TIL-MDIA	18
	Misc. State Level	16
	FHA	11
	Missing, Incorrect, or Incomplete HUD-1	10
	State Defect	7
	State Late Charge	6
	Safe Act	5
	Federal HPML	5
	Final TIL Estimated	5
	State HPML	4
	TIL	4
	Missing Required Data	4
	Missing, Incorrect, or Incomplete Final or Initial 1003	4
	Missing Required Data (other than HUD-1 or Note)	2
	ATR/QM	1
	Total Compliance Grade (B) Exceptions:	1,528
Total Compliance Exceptions:		1,589

AMC Diligence, LLC – TIGRE (29 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	2
		Incomplete File	1
		Total Compliance Grade (D) Exceptions:	3
	C	State Defect	1
		State Prepayment	1
		Total Compliance Grade (C) Exceptions:	2
	B	TILA	2

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TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	3
Missing, Incorrect, or Incomplete Final TIL	3
Missing Disclosure	1
FACTA	4
Total Compliance Grade (B) Exceptions:	13
Total Compliance Exceptions:	18

JCIII & Associates, LLC (324 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	39
		Missing, Incorrect, or Incomplete Note	4
		Total Compliance Grade (D) Exceptions:	43
	C	State Defect	12
		State Late Charge	5
		Total Compliance Grade (C) Exceptions:	17
	B	FACTA	106
		Federal HPML	1
		Misc. State Level	958
		Missing Disclosure	79
		Missing, Incorrect, or Incomplete Final TIL	46
		Missing, Incorrect, or Incomplete GFE	145
		Missing, Incorrect, or Incomplete Initial TIL	170
		RESPA	43
		TILA	40
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	57
		Total Compliance Grade (B) Exceptions:	1,645
	A	ATR/QM	6
		HMDA	94
		Total Compliance Grade (A) Exceptions:	100
Total Compliance Exceptions:			1,805

COLLECTION COMMENT REVIEW SUMMARY (500 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, 449 mortgage loans (89.80%) triggered an EV1 or EV2 exception level, and 51 mortgage loans (10.20%) triggered an EV3.

Servicing Review Grade	Loan Count	% of Loans
1	381	76.20%

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2	68	13.60%
3	51	10.20%
Total	500	100.00%

EV3 Exceptions	# Exceptions	% of Loans
Collection Comments - Incomplete -	24	4.80%
Pay History - Incomplete - Missing	20	4.00%
MI Not Being Paid As Required	6	1.20%
Damaged Interior - Damage remains unresolved and no indication covered by insurance	5	1.00%
Cease and Desist Request Received From Mortgagor or 3rd Party	4	0.80%
Current Bankruptcy - no relief granted	2	0.40%
RFD - Borrower Illness	2	0.40%
Acceleration Date not provided.	1	0.20%
Comments Indicate Foreign National	1	0.20%
Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	1	0.20%
Default Date not provided.	1	0.20%
Mortgagor Working w/ 3rd Party Group	1	0.20%
Title Issue -	1	0.20%
Verbal Dispute - No indication servicer ever responded and appears issue still active	1	0.20%
Written Dispute - No indication servicer responded to outstanding dispute in writing	1	0.20%
Total	71	14.20%

PAYMENT HISTORY REVIEW SUMMARY (500 Mortgage Loans)

A Payment History Review was completed on 500 mortgage loans of which 481 had complete pay history strings (96.20%) and 19 mortgage loans (3.80%) had incomplete pay history strings. Of these mortgage loans, 131 mortgage loans (26.20%) had no delinquencies during the lookback period. The remaining 369 mortgage loans (73.80%) showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	12	2.40%
Delinquency, No Missing Data	357	71.40%
No Delinquency, At Least One Missing Month	7	1.40%
No Delinquency, No Missing Data	124	24.80%
Total	500	100.00%

Lookback Period (months)	Loan Count	% of Loans

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12	498	99.60%
24	2	0.40%
Total	500	100.00%

TAX AND TITLE REVIEW SUMMARY (813 Mortgage Loans)

AMC Diligence, LLC Review (499 Mortgage Loans)

Upon receipt and review of the current owner’s title search results, AMC verified whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

JCIII & Associates, LLC Review (314 Mortgage Loans)

Upon receipt and review of the current owner’s title search results, JCIII verified whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

ADDITIONAL SUMMARY (AMC Clarity Population – 498 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	322	64.66%
Adjustable	176	35.34%
Total	498	100.00%

Lien Position	Loan Count	% of Loans
1	498	100.00%
Total	498	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	119	23.90%
Cash Out: Home Improvement/Renovation	5	1.00%
Cash Out: Other/Multi-purpose/Unknown Purpose	111	22.29%
First Time Home Purchase	89	17.87%
Other-than-first-time Home Purchase	80	16.06%
Rate/Term Refinance - Borrower Initiated	77	15.46%
Construction to Permanent	7	1.41%
Unavailable	10	2.01%
Total	498	100.00%

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Original Term	Loan Count	% of Loans
0-120 Months	3	0.60%
121-180 Months	18	3.61%
181-240 Months	12	2.41%
241-360 Months	444	89.16%
361+ Months	21	4.22%
Total	498	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	292	58.63%
Co-op	1	0.20%
Condo, Low Rise	33	6.63%
Condo, High Rise	2	0.40%
PUD	66	13.25%
Townhouse	2	0.40%
Single-wide Manufactured Housing	4	0.80%
1 Family Attached	2	0.40%
2 Family	16	3.21%
3 Family	1	0.20%
4 Family	1	0.20%
Other	6	1.20%
Unavailable	72	14.46%
Total	498	100.00%

Occupancy	Loan Count	% of Loans
Primary	477	95.78%
Investment	11	2.21%
Second Home	7	1.41%
Unknown	3	0.60%
Total	498	100.00%

ADDITIONAL SUMMARY (AMC TIGRE Population – 29 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	18	62.07%
Adjustable	11	37.93%
Total	29	100.00%

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Lien Position	Loan Count	% of Loans
1	29	100.00%
Total	29	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Other/Multi-purpose/Unknown Purpose	19	65.52%
Home Purchase	5	17.24%
Rate/Term Refinance	4	13.79%
Unavailable	1	3.45%
Total	29	100.00%

Original Term	Loan Count	% of Loans
121-180 Months	1	3.45%
181-240 Months	1	3.45%
241-360 Months	27	93.10%
Total	29	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	23	79.31%
PUD	3	10.34%
3 Family	1	3.45%
Unavailable	2	6.90%
Total	29	100.00%

Occupancy	Loan Count	% of Loans
Primary	29	100.00%
Total	29	100.00%

ADDITIONAL SUMMARY (JCIII Population - 324 Mortgage Loans)

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	192	59.26%
Adjustable	131	40.43%
UTD	1	0.30%
Total	324	100.00%

Lien Position	Loan Count	% of Loans

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1	324	100.00%
Total	324	100.00%

Loan Purpose	Loan Count	% of Loans
Cashout Refi	147	45.37%
Purchase	116	35.80%
Construction To Perm	2	0.62%
Rate/Term Refi	57	17.59%
HELOC	2	0.62%
Total	324	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	2	0.62%
121-180 Months	8	2.47%
181-240 Months	4	1.23%
241-360 Months	279	86.11%
361-480 Months	20	6.17%
481+ Months	5	1.54%
Unknown	6	1.85%
Total	324	100.00%

Property Type	Loan Count	% of Loans
SFR	223	68.83%
SFR/PUD	48	14.81%
4 Family	1	0.31%
3 Family	3	0.93%
2 Family	15	4.63%
Manufactured	7	2.16%
PUD Detached	1	0.31%
Condo	23	7.10%
Rowhouse	1	0.31%
Townhouse	2	0.62%
Total	324	100.00%

Occupancy	Loan Count	% of Loans
Primary	316	97.53%
Investment	8	2.47%
Total	324	100.00%

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